SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549


                             ------------------


                                  FORM 8-K


           CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


   Date of report (date of earliest event reported): June 19, 2001
                                                     (June 13, 2001)


                            Rayovac Corporation
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           (Exact name of registrant as specified in its charter)


Wisconsin                           001-13615                     22-2423556
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(State or other Jurisdiction        (Commission                (IRS Employer
of Incorporation)                    File Number)           Identification No.)


601 Rayovac Drive                   Madison, WI                        53711
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     (Address of principal executive offices)                       (Zip Code)


                               (608) 275-3340
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                       Registrant's telephone number
                            including area code


                               Not Applicable
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        Former Name or Former Address, if Changed Since Last Report





Item 5.           Other Events.

                  In connection with Rayovac Corporation's (the "Company") previously announced offer to purchase and consent solicitation, the Company's consent solicitation expired at 5:00 p.m., New York City time, on June 13, 2001, and the Company received consents sufficient to amend the indenture relating to its 10 1/4% Series B Senior Subordinated Notes due 2006 (the "Notes"). The supplemental indenture incorporating the amendments was executed on June 13, 2001 and the amendments will become operative when the tendered notes are accepted for payment.

                  A copy of the Third Supplemental Indenture executed by the Company, ROV Holding, Inc., Rovcal, Inc. and HSBC Bank USA, as
Trustee, is attached as Exhibit 99.1 hereto and incorporated by reference herein.


Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits.

(c) Exhibits.

99.1     Third Supplemental Indenture dated June 13, 2001





                                 SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.


                                   RAYOVAC CORPORATION



Date:  June 19, 2001               By: /s/ Randall J. Steward
                                      --------------------------------------
                                      Name:     Randall J. Steward
                                      Title:    Executive Vice President of
                                                Administration and Chief
                                                Financial Officer






                               EXHIBIT INDEX

Exhibit             Description

99.1                Third Supplemental Indenture dated June 13, 2001



                                                               Exhibit 99.1




                        THIRD SUPPLEMENTAL INDENTURE

         THIRD SUPPLEMENTAL INDENTURE (the "Third Supplemental Indenture"), dated as of June 13, 2001, among RAYOVAC CORPORATION, a Wisconsin corporation (the "Company"), ROV HOLDING, INC., a Delaware corporation, and ROVCAL, INC., a California corporation (each of ROV Holding, Inc.
and Rovcal, Inc., a "Guarantor, and collectively, the "Guarantors"), and HSBC Bank USA (formerly known as Marine Midland Bank), as Trustee (the "Trustee").

                            W I T N E S S E T H:

         WHEREAS, the Company has issued its 10 1/4% Series B Senior Subordinated Notes Due 2006 (the "Securities") pursuant to the indenture dated as of October 22, 1996 (the "Original Indenture"), as amended and supplemented by a first supplemental indenture dated as of February 26, 1999 and a second supplemental indenture dated as of August 6, 1999 (the "Second Supplemental Indenture," and together with the Original Indenture, the "Indenture");

         WHEREAS, the Company has offered to purchase for cash any and all outstanding Securities pursuant to the Indenture and solicited and received consents to the amendments set forth herein from Holders of at least a majority in aggregate principal amount of the Securities outstanding (the "Offer and Solicitation");

         WHEREAS, in accordance with Section 9.02 of the Indenture, the Company, the Guarantors, the Trustee and the Holders of at least a majority in aggregate principal amount of the Securities outstanding as of the date hereof desire to amend certain terms of the Indenture as described below; and

         WHEREAS, all things necessary to make this Third Supplemental Indenture a valid supplement to the Indenture according to its terms and the terms of the Indenture have been done;

         NOW, THEREFORE, the parties hereto agree as follows:

         Section 1. Certain Terms Defined in the Indenture. All capitalized terms used herein without definition herein shall have the meanings ascribed thereto in the Indenture or in the Company's Offer to Purchase and Consent Solicitation Statement dated May 31, 2001.

         Section 2. Amendments to the Indenture. Subject to Sections 6 and 7 hereof, the Indenture is hereby amended as follows:

              (a) The application of the provisions of Articles 4, 5 and 6 of the Indenture shall be waived to the extent that such provisions might otherwise interfere with the ability of the Company to enter into agreements contemplated by, and to consummate, the Offering or the Offer and Solicitation, and any default or event of default created by the Offering or the Offer and Solicitation or resulting therefrom whether directly or indirectly, shall be waived.

              (b) Upon the consummation of the Offer and Solicitation, (i) Sections 4.03, 4.05, 4.07, 4.08, 4.09, 4.10, 4.11, 4.12, 4.13, 4.14, 4.15,
5.01(iii) and 5.01(iv) and all references to such Sections shall be stricken and (ii) clauses (4), (5) and (7) of Section 6.01 and all references to such clauses shall be stricken.

         Section 3. Effectiveness. This Third Supplemental Indenture shall become effective as of the date first written above.

         Section 4. Governing Law. The laws of the State of New York shall govern this Third Supplemental Indenture.

         Section 5. Counterparts. This Third Supplemental Indenture may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         Section 6. Ratification. Except as expressly amended hereby, each provision of the Indenture shall remain in full force and effect and, as amended hereby, the Indenture is in all respects agreed to, ratified and confirmed by each of the Company and the Trustee. Nothing in this Third Supplemental Indenture shall be construed in any manner contrary to Section
9.02 of the Indenture.

         Section 7. The Trustee. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Third Supplemental Indenture or for or in respect of the recitals contained herein, all of which are made solely by the Company.

         IN WITNESS WHEREOF, the parties hereto have caused this Third Supplemental Indenture to be duly executed as of the date first above written.

                                           RAYOVAC CORPORATION

                                           By:  /s/ Randall J. Steward
                                                -------------------------------
                                           Title: Chief Financial Officer


                                           ROV HOLDINGS, INC.

                                           By:  /s/ Randall J. Steward
                                                -------------------------------
                                           Title: Chief Financial Officer


                                           ROVCAL, INC.

                                           By: /s/ Randall J. Steward
                                               --------------------------------
                                           Title: Chief Financial Officer


                                           HSBC BANK USA, as Trustee

                                           By:  /s/ Frank J. Godino
                                                -------------------------------
                                           Title: Vice President